                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            -------------------------


                                   FORM 8-K/A
                                 AMENDMENT NO. 2
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 1, 2002


                               Brooke Corporation
                             ----------------------
             (Exact name of Registrant as specified in its charter)


            Kansas                        0-31789                 48-1009756
      -------------------             ----------------       -------------------
(State or other jurisdiction          (Commission File        (I.R.S. Employer
of incorporation or organization)       File Number)         Identification No.)


          10895 Grandview Drive, Suite 250, Overland Park, Kansas 66210
      --------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (913) 661-0123

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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)  Financial Statements.

     Not applicable.

(b)  Pro Forma Financial Information.

     Not applicable.

(c)  Exhibits.

    EXHIBIT NO.    DESCRIPTION
    -----------    -----------
        2.0        Purchase Agreement, dated May 23, 2002, by and between Colin J.
                   Davidson and Julie A. Davidson and the Company.(1)

        2.1 Purchase Agreement Addendum #1, dated October 17, 2002, by and between Colin J. Davidson and Julie A Davidson and the
                   Company.(2)

       23.0        Consent of Auditors.(3)

       99.1        Audited financial statements of CJD & Associates, L.L.C. for the fiscal years ended December 31, 2000 and 2001.(3)

       99.2 Unaudited financial statements for CJD & Associates, L.L.C. for the period ended June 30, 2001 and 2002.(3)

       99.3 Unaudited pro forma financial statements, which give effect to the acquisition by the Company of CJD & Associates, L.L.C.(3)

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(1)  Incorporated by reference to the Company's Quarterly Report on Form 10-QSB for the quarter ended June 30, 2002.

(2)  Filed herewith.

(3)  Previously filed.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.


                                        BROOKE CORPORATION

Date: October 17, 2002

                                        /s/ Michael Hess
                                        -------------------------------
                                        By: Michael Hess
                                        President

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                                  EXHIBIT INDEX

EXHIBIT NO.    DESCRIPTION
-----------    -----------
    2.0        Purchase Agreement, dated May 23, 2002, by and between Colin J.
               Davidson and Julie A. Davidson and the Company.(1)

    2.1 Purchase Agreement Addendum #1, dated October 17, 2002, by and between Colin J. Davidson and Julie A Davidson and the
               Company.(2)

   23.0        Consent of Auditors.(3)

   99.1 Audited financial statements of CJD & Associates, L.L.C. for the fiscal years ended December 31, 2000 and 2001.(3)

   99.2 Unaudited financial statements for CJD & Associates, L.L.C. for the period ended June 30, 2001 and 2002.(3)

   99.3 Unaudited pro forma financial statements, which give effect to the acquisition by the Company of CJD & Associates, L.L.C.(3)


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(1)  Incorporated by reference to the Company's Quarterly Report on Form 10-QSB for the quarter ended June 30, 2002.

(2)  Filed herewith.

(3)  Previously filed.